UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
October 12, 2017

APEX 11 Inc.
 (Exact Name of Registrant as Specified in Its Charter)

DELAWARE
 (State or Other Jurisdiction of Incorporation)

000-54966	46-2845657
(Commission File Number)	(IRS Employer Identification No.)

2251 North Rampart Blvd, #182 Las Vegas, NV	89128
(Address of Principal Executive Offices)	(Zip Code)

(801) 875-3577
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

On October 10, 2017, Ferris Holdings, Inc. sold 10,000,000 shares of common stock (100% of the outstanding shares) in Apex 11, Inc. to Heritage Mining Corporation along with accrued liabilities and related party payables to Heritage Mining Corporation.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2017, Barry Epling resigned as sole officer and director of the corporation and Heritage Mining Corporation elected Steven R. Skirvin to fill those positions until the next regularly scheduled election of directors and officers.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

Exhibit No.	Description of Exhibit

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 12, 2017

By: /s/ Steven R. Skirvin
Name:  Steven R. Skirvin
Title:  President